SHARE CAPITAL	12 Months Ended
Dec. 31, 2022
SHARE CAPITAL
SHARE CAPITAL

NOTE 10 – SHARE CAPITAL

Common shares authorized, issued and related contributed capital by controlling shareholders as of December 31, 2022, 2021 and 2020 were as follows

In Thousands of US Dollars and shares
Description	2022	2021	2020
Authorized:
An unlimited number of common shares, at no par value
Issued, outstanding:
Number of common shares	90,515	85,546	77,961
Dollars	$171,671	$165,061	$151,722

The holders of common shares are entitled to receive dividends as declared, which is at the discretion of the Corporation, and are entitled to one vote per share at the annual general meeting of the Corporation. The Corporation has never paid any dividends.

Common Stock

During 2022 Nymox reviewed various Stock investment receivables and deemed they were uncollectable in the present economic climate,  from the investors who entered into the stock and warrant purchase agreements. Total value  was USD $588,750 and shares or warrants that may have been issued will be cancelled.

On March 18, 2022, the company entered into a definitive agreement with institutional investors in a private placement of 3,878,789 shares of common stock and warrants to purchase 3,878,789 shares of common stock at a combined purchase price of $1.65 per share for gross proceeds of approximately $6,400,000 before deducting fees and other estimated offering expenses. The investor warrants have an exercise price of $2.00 per share, is immediately exercisable and will expire five years from the Effective Date.  A.G.P./Alliance Global Partners is acting as sole placement agent for the private placement. On March 22, 2022, the company closed its financing.